Exhibit (99.1)
                                 --------------
                     Directors and Officers Liability Policy


                DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY
                                    Issued By

                                      CODA
                  CORPORATE OFFICERS & DIRECTORS ASSURANCE LTD.
                              In Hamilton, Bermuda

           THIS IS A CLAIMS FIRST MADE POLICY. DEFENSE AND OTHER COSTS
                     ARE INCLUDED IN THE LIMIT OF LIABILITY.

                  THIS IS A THREE-YEAR POLICY WITH AN AUTOMATIC
                              EXTENSION PROVISION.

                       PLEASE READ THIS POLICY CAREFULLY.


         Words and phrases that appear below in all capital letters have the special meanings set forth in Clause 2 (Definitions).


                                  DECLARATIONS

                                                            Policy No. PG-106C

Item I        COMPANY:                           The Procter & Gamble Company
                                                 The Procter & Gamble Fund
              Principal Address:                 One Procter & Gamble Plaza
                                                 Cincinnati, OH 45202

Item II       POLICY PERIOD:                From Mar 15, 1987 to June 30, 1996
                                            12:01 a.m. Standard Time at the
                                            address of the Company stated above.

Item III      LIMIT OF LIABILITY:
              $25,000,000                   Aggregate LIMIT OF LIABILITY for
                                            all LOSS paid on behalf of all
                                            INSUREDS arising from all CLAIMS
                                            first made during each POLICY YEAR.

Item IV       PREMIUM:
              At inception of first POLICY YEAR: $850,000
              (prepaid total for three years)

                   6/30/93-94                  Year -          $325,000
                   6/30/94-95                  Year -          $340,000
                   6/30/95-96                  Year -          $345,000

              At each anniversary
              thereafter:            Subject to adjustment on each anniversary
                                     date in accordance with Clause 7 (Automatic
                                     Extension) of this POLICY.

Item V Any notice to the COMPANY or, except in accordance with Clause 17 (Representation) of this POLICY, to the INSUREDS, shall be given or made to the individual listed below, if any, or otherwise to the individual designated in the APPLICATION, if any, or otherwise to the signer of the APPLICATION, and shall be given or made in accordance with Clause 16 (Notice) of this POLICY.


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Item VI       Any notice to be given or payment to be made to the INSURER under this POLICY shall be given or made to Corporate Officers & Directors Assurance Ltd., The ACE Building, 30 Woodbourne Avenue, Hamilton HM 08, Bermuda, Fax 809-295-5221, Telex 3543 ACEILBA, and shall be given or made in accordance with Clause 16 (Notice) of this POLICY.

This POLICY shall constitute the entire contract between the INSUREDS, the COMPANY, and the INSURER.


Endorsements 1 to 7 are made part of this POLICY at POLICY issuance.



Countersigned at Hamilton, Bermuda

on August 16, 1993

by  /s/CHARLES D. SMITH
Signature of Authorized Representative


                                TABLE OF CONTENTS

Clause                                                                 Page

1.  Insuring Clause......................................................
2.  Definitions..........................................................
3.  Exclusions...........................................................
4.  Appeals..............................................................
5.  Arbitration..........................................................
6.  Assistance and Cooperation...........................................
7.  Automatic Extension..................................................
8.  Cancellation.........................................................
9.  Changes and Assignments..............................................
10. Payment of LOSS......................................................
11. Currency.............................................................
12. Headings.............................................................
13. INSUREDS' Reporting Duties...........................................
14. LOSS Provisions......................................................
15. Other Insurance......................................................
16. Notice...............................................................
17. Representation.......................................................
18. Severability.........................................................
19. Special POLICY Revisions.............................................
20. Subrogation..........................................................
21. Acquisition, Creation or Disposition of a Subsidiary.................



                   DIRECTORS AND OFFICERS LIABILITY INSURANCE

In consideration of the payment of the premium and in reliance on all statements made and information furnished by the COMPANY to the INSURER in the APPLICATION, which is hereby made a part hereof, and subject to the foregoing Declarations and to all other terms of this POLICY, the COMPANY, the INSUREDS, and the INSURER agree as follows:

1.       INSURING CLAUSE

         The INSURER shall pay on behalf of the INSUREDS or any of them, any and all LOSS that the INSUREDS shall become legally obligated to pay by reason of any CLAIM or CLAIMS first made against the INSUREDS or any of them during the POLICY PERIOD, for any WRONGFUL ACTS that are actually or allegedly caused, committed, or attempted prior to the end of the POLICY PERIOD by the INSUREDS, not exceeding the LIMIT OF LIABILITY.

2.       DEFINITIONS

         (a) "APPLICATION" shall mean the signed, written application for this POLICY, the schedules thereto and all supplementary information submitted in connection therewith, and all underwriting data submitted in connection with the automatic extension of this POLICY, all of which materials shall be deemed attached hereto, as if physically attached hereto, and incorporated herein.

         (b)      "CLAIM" shall mean:

                  (1) any demand or any judicial or administrative suit or proceeding against any INSURED which seeks monetary, equitable or other relief, including any appeal therefrom; or

                  (2) written notice to the INSURER by the INSUREDS and/or the COMPANY during the POLICY PERIOD describing circumstances that are likely to give rise to a CLAIM being made against the INSUREDS.

                  Multiple demands, suits or proceedings arising out of the same WRONGFUL ACT shall be deemed to be a single CLAIM, which shall be treated as a CLAIM first made during the POLICY YEAR in which the first of such multiple demands, suits or proceedings is made against any INSURED or in which notice of circumstances relating thereto is first given in accordance with subpart (b) of Clause 14 (LOSS Provisions) below, whichever occurs first.

         (c) "COMPANY" shall mean the company shown in Item I of the Declarations, any company that was a predecessor company to the company shown in Item I of the Declarations, any SUBSIDIARY of either such company and, if covered in accordance with subpart (a) of Clause 21 (Acquisition, Creation or Disposition of a Subsidiary) below, any other subsidiary.

         (d)      "INSUREDS" shall mean one or more of the following:

                  (1) all persons who were, now are, or shall be duly elected or appointed directors or officers of the COMPANY; or

                  (2) the estates, heirs, legal representatives or assigns of deceased INSUREDS and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

         (e) "INSURER" shall mean Corporate Officers & Directors Assurance, Ltd., Hamilton, Bermuda.

         (f) "LIMIT OF LIABILITY" shall mean the amount described in Item III of the Declarations. Regardless of the time of payment of LOSS by the INSURER, the LIMIT OF LIABILITY as stated in Item III of the Declarations shall be the maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during each POLICY YEAR. Reasonable and necessary attorneys fees incurred in investigating and defending a CLAIM shall be part of and not in addition to the LIMIT OF LIABILITY as stated in
                  Item III of the Declarations, and payment by the INSURER of such attorneys fees shall reduce the LIMIT OF LIABILITY.

         (g) "LOSS" shall mean any and all amounts that the INSUREDS are legally obligated to pay by reason of a CLAIM made against the INSUREDS for any WRONGFUL ACT, and shall include but not be limited to compensatory, exemplary, punitive and multiple damages, judgments, settlements and reasonable and necessary costs of investigation and defense of CLAIMS and appeals therefrom (including but not limited to attorneys fees but excluding all salaries and office expenses of the COMPANY, amounts paid to counsel as general retainer fees, and all other expenses that cannot be directly allocated to a specific CLAIM), and cost of attachment or similar bonds, providing always, however, LOSS shall not include taxes, fines or penalties imposed by law, or matters that may be deemed uninsurable under the law pursuant to which this POLICY shall be construed. ("Fines or penalties" do not include punitive, exemplary, or multiple damages).

         (h) "POLICY" shall mean this insurance policy, including the APPLICATION, the Declarations, and any endorsements hereto issued by the INSURER.

         (i) "POLICY PERIOD" shall mean the period of time stated in Item II of the Declarations, as may be automatically extended in accordance with Clause 7 (Automatic Extension) below. If this POLICY is cancelled in accordance with subpart (c) or (d) of Clause 8 (Cancellation) below, the POLICY PERIOD shall end upon the effective date of such cancellation.

         (j) "POLICY YEAR" shall mean a period of one year, within the POLICY PERIOD, commencing each year on the day and hour first named in Item II of the Declarations, or if the time between the inception date, or any anniversary date and the termination date of this POLICY is less than one year, then such lesser period.

         (k) "SUBSIDIARY" shall mean any corporation in which more than 50% of the outstanding securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by the COMPANY and/or by one or more of its SUBSIDIARIES, at the starting date of the POLICY PERIOD.

         (l) "WRONGFUL ACT" shall mean any actual or alleged error, misstatement, misleading statement or act, omission, neglect, or breach of duty by the INSUREDS while acting in their individual or collective capacities as directors or officers of the COMPANY, or any other matter claimed against them by reason of their being directors or officers of the COMPANY.

         All such errors, misstatements, misleading statements or acts, omissions, neglects, or breaches of duty actually or allegedly caused, committed, or attempted by or claimed against one or more of the INSUREDS arising out of or relating to the same or series of related facts, circumstances, situations, transactions or events shall be deemed to be a single WRONGFUL ACT.

3.       EXCLUSIONS

         The INSURER shall not be liable to make any payment for LOSS in connection with that portion of any CLAIM made against the INSUREDS:

         (a) for which the COMPANY actually pays or indemnifies or is required or permitted to pay on behalf of or to indemnify the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of the COMPANY duly effective under applicable law, that determines and defines such rights of indemnity; provided, however, this exclusion shall not apply if:

                  (1) the COMPANY refuses to indemnify or advance defense or other costs as required or permitted, or if the COMPANY is financially unable to indemnify; and

                  (2) the INSUREDS comply with Clause 20 (Subrogation) below;

         (b) based upon or attributable to the INSUREDS having gained any personal profit to which they were not legally entitled if a judgment or other final adjudication adverse to the INSUREDS or any arbitration proceeding pursuant to Clause 5 (Arbitration) below establishes that the INSUREDS in fact gained any such personal profit;

         (c) for the return by the INSUREDS of any improper or illegal remuneration paid in fact to the INSUREDS if it shall be determined by a judgment or other final adjudication adverse to the INSUREDS that such remuneration is improper or illegal or if such remuneration is to be repaid to the COMPANY under a settlement agreement;

         (d) for an accounting of profits in fact made from the purchase or sale by the INSUREDS of securities of the COMPANY within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

         (e) brought about or contributed to by the dishonesty of the INSUREDS if a judgment or other final adjudication adverse to the INSUREDS or any arbitration proceeding pursuant to Clause 5 (Arbitration) below establishes that acts of active and deliberate dishonesty committed by the INSUREDS with actual dishonest purpose and intent were material to the CLAIM;

         (f) which is insured by any other existing valid policy or policies under which payment of the LOSS is actually made except in respect of any excess beyond the amounts of payments under such other policy or policies;

         (g) for which the INSUREDS are indemnified by reason of having given notice of a CLAIM or of any circumstance which might give rise to a CLAIM under any policy or policies of which this POLICY is a renewal or replacement or which it may succeed in time;

         (h) for personal injury, advertising injury, bodily injury, sickness, disease, or death of any person, or for damage to or destruction of any tangible property, including the loss of use thereof; however, this exclusion shall not apply to any derivative action brought against any INSURED;

         (i) by, on behalf of, at the behest of, or in the right of the COMPANY, if initiated by the management of the COMPANY; however, this exclusion shall not apply if, between the starting date of the POLICY PERIOD and the date of the CLAIM, the COMPANY shall have undergone any of the events listed in subpart (a) or (b) of Clause 8 (Cancellation) below, and the CLAIM is initiated by the management of the COMPANY after the date of such event; or

         (j) for any actual or alleged error, misstatement, misleading statement or act, omission, neglect or breach of duty by the INSUREDS while acting in their capacities as directors, officers, trustees, governors, partners, employees or agents of any entity other than the COMPANY or by reason of their being directors, officers, trustees, governors, partners, employees or agents of such other entity.

         It is agreed that any fact pertaining to any INSURED shall not be imputed to any other INSURED for the purpose of determining the application of the Exclusions.

4.       APPEALS

         In the event the INSUREDS elect not to appeal a judgment, the INSURER may elect to make such appeal at its own expense, and shall be liable for any increased award, taxable costs and disbursements and any additional interest incidental to such appeal, to the extent such payments are not covered by other valid and collectible insurance.

5.       ARBITRATION

         (a) Any dispute arising in connection with this POLICY shall be fully determined in Bermuda under the provisions of the Bermuda Arbitration Act of 1986, as amended and supplemented, by a Board of Arbitration composed of three arbitrators who shall all be disinterested, active or retired business executives having knowledge relevant to the matters in dispute, and who shall be selected for each controversy as follows:

                  Either party to the dispute may, once a CLAIM or demand on his part has been denied or remains unsatisfied for a period of twenty (20) calendar days by the other party, notify the other of its desire to arbitrate the matter in dispute and at the time of such notification the party desiring arbitration shall notify the other party of the name of the arbitrator selected by it. The other party who has been so notified shall within ten (10) calendar days thereafter select an arbitrator and notify the party desiring arbitration of the name of such second arbitrator. If the party notified of a desire for arbitration shall fail or refuse to nominate the second arbitrator within ten (10) calendar days following the receipt of such notification, the party who first served notice of a desire to arbitrate will, within an additional period of ten
                  (10) calendar days, apply to the Supreme Court of Bermuda for the appointment of a second arbitrator and in such a case the arbitrator appointed by such a judge shall be deemed to have been nominated by the party who failed to select the second arbitrator. The two arbitrators, chosen as above provided, shall within ten (10) calendar days after the appointment of the second arbitrator choose a third arbitrator. In the event of the failure of the first two arbitrators to agree on a third arbitrator within the said ten (10) calendar day period, either of the parties may within a period of ten (10) calendar days thereafter, after notice to the other party, apply to the Supreme Court of Bermuda for the appointment of a third arbitrator and in such case the person so appointed shall be deemed and shall act as a third arbitrator. Upon acceptance of the appointment by said third arbitrator, the Board of Arbitration for the controversy in question shall be deemed fixed.

         (b) The Board of Arbitration shall fix, by a notice in writing to the parties involved, a reasonable time and place for the hearing and may prescribe reasonable rules and regulations governing the course and conduct of the arbitration proceeding, including without limitation discovery by the parties.

         (c) This POLICY shall be governed by and construed and enforced in accordance with the internal laws of Bermuda, except insofar as such laws may prohibit payment in respect of punitive damages hereunder; provided, however, that the provisions, stipulations, exclusions and conditions of this POLICY are to be construed in an evenhanded fashion as between the parties; without limitation, where the language of this POLICY is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant provisions, stipulations, exclusions and conditions (without regard to authorship of the language, without any presumption or arbitrary interpretation or construction in favor of either the INSUREDS or the INSURER) and in accordance with the intent of the parties.

         (d) The Board of Arbitration shall, within ninety (90) calendar days following the conclusion of the hearing, render its decision on the matter or matters in controversy in writing and shall cause a copy thereof to be served on all the parties thereto. In case the Board of Arbitration fails to reach a unanimous decision, the decision of the majority of the members of said Board shall be deemed to be the decision of the Board.

         (e) Each party shall bear the expense of its own arbitrator. The remaining costs of the arbitration shall be borne equally by the parties to such arbitration.

         (f) All decisions and awards by the Board of Arbitration shall be final and binding upon the parties. The parties hereby agree to exclude any right of appeal under Section 29 of the Bermuda Arbitration Act of 1986 against any award rendered by the Board of Arbitration and further agree to exclude any application under Section 30(1) of the Bermuda Arbitration Act of 1986 for a determination of any question of law by the Supreme Court of Bermuda.

         (g) All awards made by the Board of Arbitration may be enforced in the same manner as a judgment or order from the Supreme Court of Bermuda and judgment may be entered pursuant to the terms of the award by leave from the Supreme Court of Bermuda.

         (h) The INSURER and the INSUREDS agree that in the event that claims for indemnity or contribution are asserted in any action or proceeding against the INSURER by any of the INSUREDS' other insurers in any jurisdiction or forum other than that set forth in this Clause 5, the INSUREDS will in good faith take all reasonable steps requested by the INSURER to assist the INSURER in obtaining a dismissal of these claims (other than on the merits) and will, without limitation, undertake to the court or other tribunal to reduce any judgment or award against such other insurers to the extent that the court or tribunal determines that the INSURER would have been liable to such insurers for indemnity or contribution pursuant to this POLICY. The INSUREDS shall be entitled to assert claims against the INSURER for coverage under this POLICY, including, without limitation, for amounts by which the INSUREDS reduced its judgment against such other insurers in respect of such claims for indemnity or contribution, in an arbitration between the INSURER and the INSUREDS pursuant to this Clause 5; provided, however, that the INSURER in such arbitration in respect of such reduction of any judgment shall be entitled to raise any defenses under this POLICY and any other defenses (other than jurisdictional defenses) as it would have been entitled to raise in the action or proceeding with such insurers.

6.       ASSISTANCE AND COOPERATION

         The INSURER has no duty to defend any CLAIM and shall not be called upon to assume charge of the investigation, settlement or defense of any CLAIM, but the INSURER shall have the right and shall be given the opportunity to associate with the INSUREDS and the COMPANY in the investigation, settlement, defense and control of any CLAIM relative to any WRONGFUL ACT where the CLAIM is or may be covered in whole or in part by this POLICY. At all times, the INSUREDS and the COMPANY and the INSURER shall cooperate in the investigation, settlement and defense of such CLAIM. The failure of the COMPANY to assist and cooperate with the INSURER shall not impair the rights of the INSUREDS under this POLICY. The INSUREDS shall not settle or admit any liability with respect to any CLAIM which involves or appears reasonably likely to involve this POLICY without the INSURER'S consent, which shall not be unreasonably withheld.

7.       AUTOMATIC EXTENSION

         Except in the event this POLICY is cancelled in whole or in part in accordance with Clause 8 (Cancellation) below, on each anniversary of this POLICY, upon submission of the extension application and payment of the charged premium, this POLICY shall automatically be continued to a date one year beyond its previously stated expiration date, unless written notice is given by the INSURER to the COMPANY, or by the COMPANY to the INSURER, that such POLICY extension is not desired. Such written notice may be given at any time prior to the anniversary of the POLICY, except that such notice by the INSURER to the COMPANY may be given only during the period commencing ninety (90) days and ending ten
         (10) days prior to such anniversary, in which case the POLICY shall automatically expire two years from such anniversary date.

         Such written notice shall be given by the INSURER to the COMPANY only if it is determined to be appropriate by an affirmative vote of 2/3 of the INSURER'S entire Executive Committee at a meeting of said Committee prior to mailing of such notice. Any non-extension by the INSURER shall be revoked as of the next meeting of the INSURER'S Board of Directors if the Board at such meeting so determines by an affirmative vote of a majority of the entire Board. If any such non-extension is so revoked or if during the remainder of the POLICY PERIOD the INSURER agrees to extend coverage, this POLICY shall be continued or such agreed coverage may be extended, respectively, to the expiration date which would otherwise be applicable if such notice of non-extension had not been given, provided the COMPANY submits the extension application and pays the charged premium.

         If the COMPANY or the INSURER gives written notice that the POLICY extension is not desired, the COMPANY shall pay on or before each of the two remaining anniversary dates the charged premium for the next succeeding POLICY YEAR respectively less a premium credit equal to the premium paid at inception of the POLICY for Year 2 and Year 3 of the POLICY, respectively. If any such premium credit exceeds the charged premium, the INSURER shall refund to the COMPANY the difference within ten days following such anniversary date.

         The premium charged on each anniversary of this POLICY shall be determined by the rating plan and by-laws of the INSURER in force at such anniversary date.

8.       CANCELLATION

         This POLICY shall not be subject to cancellation except as follows:

         (a)      In the event during the POLICY PERIOD:

                  (1) the company named in Item I of the Declarations shall merge into or consolidate with another organization in which the company named in Item I of the Declarations is not the surviving entity, or

                  (2) any person or entity or group of persons and/or entities acting in concert shall acquire securities or voting rights which results in ownership or voting control by such person or entity or group of persons or entities of more than 50% of the outstanding securities representing the present right to vote for election of directors of the company named in Item I of the Declarations, this POLICY shall not apply to any WRONGFUL ACTS actually or allegedly taking place after the effective date of said merger, consolidation or acquisition; however, this POLICY shall remain in force for the remainder of the POLICY PERIOD as to CLAIMS based upon WRONGFUL ACTS alleged to have been committed prior to such date. All premiums paid or due at the time of said merger, consolidation or acquisition shall be fully earned and in no respect refundable.

         (b) In the event of the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate any entity included within the definition of the COMPANY, or in the event such entity becomes a debtor in possession, this POLICY shall not apply to any WRONGFUL ACTS by the directors and officers of such entity actually or allegedly taking place after the date of such event. This POLICY shall remain in force for the remainder of the POLICY PERIOD from said date as to CLAIMS for
                  (i) WRONGFUL ACTS by any other INSUREDS, and (ii) WRONGFUL ACTS by the directors and officers of such entity alleged to have been committed prior to the date of such event. All premiums paid or due at the time of such event shall be fully earned, and in no respect refundable. With respect to CLAIMS first made after the date of such event for WRONGFUL ACTS by the directors and officers of such entity, (i) the LIMIT OF LIABILITY of this POLICY for the remainder of the POLICY PERIOD shall be a continuation of the same limit, and not a separate limit, as was in effect during the POLICY YEAR in which such event occurred; and (ii) such CLAIMS shall be deemed to have been first made during the POLICY YEAR in which such event occurred for purposes of the LIMIT OF LIABILITY.

         (c) This POLICY may be cancelled by mutual agreement and consent of the INSURER, the COMPANY, and the INSUREDS, upon such terms and conditions as respects return premium and/or future premium adjustments and/or loss adjustments as the parties may agree upon at the time of said cancellation.

         (d) This POLICY may be cancelled by the INSURER upon granting of 365 days written notice, providing such cancellation is determined to be appropriate by an affirmative vote of 3/4 of the INSURER'S entire Board at a meeting of said Board prior to mailing of said notice. Payment or tender of any unearned premium by the INSURER shall not be a condition precedent to the effectiveness of cancellation, but return of the pro rata unearned premium shall be made as soon as practicable.

         (e) In the event the charged premium for any POLICY YEAR is not paid as provided in Clause 7 (Automatic Extension), above, this POLICY shall not apply to any WRONGFUL ACTS actually or allegedly taking place after the anniversary date on which the additional premium was due; however, this POLICY shall remain in force for the remainder of the POLICY PERIOD as to CLAIMS first made during the POLICY PERIOD for WRONGFUL ACTS actually or allegedly caused, committed or attempted prior to such anniversary date. With respect to all CLAIMS first made after such anniversary date, one LIMIT OF LIABILITY shall apply for the remainder of the POLICY PERIOD. Such LIMIT OF LIABILITY shall be separate from the LIMIT OF LIABILITY provided during the POLICY YEAR immediately preceding such anniversary date. All premiums paid as of such anniversary date shall be fully earned and in no respect refundable.

9.       CHANGES AND ASSIGNMENTS

         The terms and conditions of this POLICY shall not be waived or changed, nor shall an assignment of interest under this POLICY be binding, except by an endorsement to this POLICY issued by the INSURER.

10.      PAYMENT OF LOSS

         Except in those instances when the INSURER has denied liability for the CLAIM because of the application of one or more exclusions, or other coverage issues, if the COMPANY refuses or is financially unable to advance LOSS costs, the INSURER shall, upon request and if proper documentation accompanies the request, advance on behalf of the INSUREDS, or any of them, LOSS costs that they have incurred in connection with a CLAIM, prior to disposition of such CLAIM. In the event that the INSURER so advances LOSS costs and it is finally established that the INSURER has no liability hereunder, such INSUREDS on whose behalf advances have been made and the COMPANY, to the full extent legally permitted, agree to repay to the INSURER, upon demand, all monies advanced.

11.      CURRENCY

         All premium, limits, retentions, LOSS and other amounts under this POLICY are expressed and payable in the currency of the United States of America.

12.      HEADINGS

         The descriptions in the headings and sub-headings of this POLICY are inserted solely for convenience and do not constitute any part of the terms or conditions hereof.

13.      INSUREDS' REPORTING DUTIES

         The INSUREDS and/or the COMPANY shall give written notice to the INSURER as soon as practicable of any:

         (a) CLAIM described in subpart (b)(1) of Clause 2 (Definitions) above, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the INSUREDS or COMPANY first became aware of the CLAIM; or

         (b) event described in subpart (a) or (b) of Clause 8 (Cancellation) above,

         and shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

14.      LOSS PROVISIONS

         (a) The time when a CLAIM shall be made for purposes of determining the application of Clause 1 (Insuring Clause) above shall be the date on which the CLAIM is first made against the INSURED.

         (b) If during the POLICY PERIOD, the INSUREDS or the COMPANY shall become aware of any circumstances that are likely to give rise to a CLAIM being made against the INSUREDS and shall give written notice to the INSURER of the circumstances and the reasons for anticipating a CLAIM, with particulars as to dates and persons involved, then any CLAIM that is subsequently made against the INSUREDS arising out of such circumstances shall be treated as a CLAIM made during the first POLICY YEAR in which the INSUREDS or the COMPANY gave such notice.

         (c) The COMPANY and the INSUREDS shall give the INSURER such information and cooperation as it may reasonably require and as shall be in the COMPANY'S and the INSUREDS' power.

15.      OTHER INSURANCE

         Subject to subparts (f) and (g) of Clause 3 (Exclusions) above, if other valid and collectible insurance with any other insurer, whether such insurance is issued before, concurrent with, or after inception of this POLICY, is available to the INSUREDS covering a CLAIM also covered by this POLICY, other than insurance that is issued specifically as insurance in excess of the insurance afforded by this POLICY, this POLICY shall be in excess of and shall not contribute with such other insurance. Nothing herein shall be construed to make this POLICY subject to the terms of other insurance.

16.      NOTICE

         All notices under any provision of this POLICY shall be in writing and given by prepaid express courier or electronic service properly addressed to the appropriate party at the respective addresses as shown in Items V and VI of the Declarations. Notice so given shall be deemed to be received and effective upon actual receipt thereof by the party or one day following the date such notice is sent, whichever is earlier.

17.      REPRESENTATION

         By acceptance of this POLICY, the company named in Item I of the Declarations agrees to represent the INSUREDS with respect to all matters under this POLICY, including, but not limited to, the giving and receiving of notice of CLAIM or cancellation or desire not to extend the POLICY, the payment of premiums, the receiving of LOSS payments and any return premiums that may become due under this POLICY, the requesting, receiving, and acceptance of any endorsement to this POLICY, and the submission of a dispute to arbitration. The INSUREDS agree that said company shall represent them but, for purposes of the investigation, defense, settlement, or appeal of any CLAIM, the INSUREDS who are named as defendants in the CLAIM may, upon their unanimous agreement and upon notice to the INSURER, replace said company with another agent to represent them with respect to the CLAIM, including giving and receiving of notice of CLAIM and other correspondence, the receiving of LOSS payments, and the submission of a dispute to arbitration.

18.      SEVERABILITY

         (a) The APPLICATION for coverage shall be construed as a separate APPLICATION for coverage by each INSURED. With respect to the declarations and statements contained in such APPLICATION for coverage, no statement in the APPLICATION or knowledge possessed by any one INSURED shall be imputed to any other INSURED for the purpose of determining the availability of coverage with respect to CLAIMS made against any other INSURED.

                  The acts, omissions, knowledge, or warranties of any INSURED shall not be imputed to any other INSURED with respect to the coverages applicable under this POLICY.

         (b) In the event that any provision of this POLICY shall be declared or deemed to be invalid or unenforceable under any applicable law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portion of this POLICY.

19.      SPECIAL POLICY REVISIONS

         The INSURER may change this POLICY at any time by an affirmative vote of a majority of the shareholders of the INSURER, in accordance with the by-laws of the INSURER.

20.      SUBROGATION

         In the event of any payment under this POLICY, the INSURER shall be subrogated to the extent of such payment to all the INSUREDS' rights of recovery, and the INSUREDS shall execute all papers reasonably required and shall take all reasonable actions that may be necessary to secure such rights including the execution of such documents necessary to enable the INSURER effectively to bring suit in the name of the INSUREDS, including but not limited to an action against the COMPANY for nonpayment of indemnity due and owing to the INSUREDS by the COMPANY.

21.      ACQUISITION, CREATION OR DISPOSITION OF A SUBSIDIARY

         (a) Coverage shall apply to the directors and officers of any subsidiary corporation in which more than 50% of the outstanding securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by the COMPANY and/or one or more of its SUBSIDIARIES, and which is acquired or created after the inception of this POLICY, if written notice is given to the INSURER within 30 days after the acquisition or creation, and any additional premium required by the INSURER is paid within thirty days of the request therefor by the INSURER. The INSURER waives the obligation to provide notice and to pay any additional premium if the assets of such newly created or acquired company are not more than 10% of the total assets of the COMPANY or $250,000,000, whichever is less. The coverage provided for the directors and officers of such new subsidiary shall be limited to CLAIMS for WRONGFUL ACTS actually or allegedly taking place subsequent to the date of acquisition or creation of the subsidiary.

         (b) Coverage shall not apply to directors and officers of any subsidiary, including a SUBSIDIARY as defined in Clause 2 (Definitions) above, for CLAIMS for WRONGFUL ACTS actually or allegedly taking place subsequent to the date that the COMPANY and/or one or more of its SUBSIDIARIES, directly or indirectly, in any combination, ceases to own more than 50% of the outstanding securities representing the present right to vote for election of directors in such subsidiary.

IN WITNESS WHEREOF, the INSURER has caused this POLICY to be signed by its President and Secretary and countersigned on the Declarations Page by a duly authorized agent of the INSURER.



/s/C. GRANT HALL                                     /s/D. E. SNYDER
Secretary                                            President



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 1          Effective Date of Endorsement  June 30, 1993

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company
         The Procter & Gamble Fund


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                   REVISED THREE-YEAR POLICY FORM ENDORSEMENT
                   ------------------------------------------
                            (Replacement Policy Form)


         It is understood and agreed that pursuant to Clause 19 "Special Policy Revisions" and with the consent of the company named in Item I of the Declarations, this POLICY is changed as of the effective date set forth above by cancelling the POLICY form (including endorsements) in effect as of the effective date of this Endorsement and reissuing the revised POLICY form (including revised endorsement forms) to which this Endorsement is attached.

         Coverage under this POLICY for all CLAIMS first made against the INSUREDS prior to the effective date of this Endorsement shall be governed by such prior POLICY form (including endorsements thereto). Coverage under this POLICY for all CLAIMS first made against the INSUREDS on or after the effective date of this Endorsement shall be governed by the POLICY form (including endorsements) to which this Endorsement is attached.

         Except as may be agreed to by the INSURER in writing, such change in POLICY form shall not change the inception date, anniversary date, LIMIT OF LIABILITY, or POLICY YEAR of this POLICY. The maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during the POLICY YEAR in which this Endorsement becomes effective shall be the amount described in Item III of the Declarations.



_______________________________             /s/CHARLES D. SMITH
Signature of Authorized                     Signature of Authorized
Representative of COMPANY                   Representative of INSURER



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 2          Effective Date of Endorsement  March 15, 1990

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company
         The Procter & Gamble Fund


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         OUTSIDE POSITIONS ENDORSEMENT:
                       SUBLIMIT, NON-SPECIFIC INDIVIDUALS


(A) Subject to the sublimit of liability set forth in (C) below, the definition of "INSUREDS" is hereby extended to include:

         (1) all persons who were, are, or shall be serving as directors, officers, trustees, governors, partners or the equivalent thereof for any corporation, partnership, joint venture, eleemosynary institution, non-profit organization, industry association, or foundation, (any such enterprises referred to below as "Entity"), if:

                  (a) such activity is part of their duties regularly assigned by the COMPANY, or

                  (b) they are a member of a class of persons so directed to serve by the COMPANY.

         (2) the estates, heirs, legal representatives or assigns of deceased persons who were INSUREDS, as defined in subpart
                  (A)(1) above, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(B) It is further understood and agreed that this extension of coverage:

         (1) is to be excess of any other insurance and excess of any director or officer liability insurance and/or company reimbursement insurance any conditions in such other insurance notwithstanding;

         (2) shall not apply to any LOSS for which such Entity or the COMPANY actually pays or indemnifies or is required or permitted to pay on behalf of or to indemnify the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of such Entity or the COMPANY duly effective under applicable law, that determines and defines such rights of indemnity; provided, however, this subpart (2) shall not apply if:

                  (a) such Entity and the COMPANY refuse to indemnify or advance defense or other costs as required or permitted, or if such Entity and the COMPANY are financially unable to indemnify; and

                  (b) the INSUREDS comply with Clause 20 (Subrogation) of the POLICY;

         (3) shall not apply to any LOSS in connection with any CLAIM made against the INSUREDS in their capacity as directors or officers of Corporate Officers & Directors Assurance Ltd. or Corporate Officers & Directors Assurance Holding, Ltd.; and

         (4) is not to be construed to extend to the Entity nor to any other director, officer, trustee, governor, partner or employee of such Entity.

(C) In lieu of the LIMIT OF LIABILITY stated in Item III of the Declarations, the limit of liability of the INSURER for this extension of coverage shall be $25,000,000 in the aggregate for all LOSS which is covered by reason of this extension of coverage and which is paid on behalf of all INSUREDS arising from all CLAIMS first made during each POLICY YEAR. It is understood that the amount stated in Item III of the Declarations is the maximum amount payable by the INSURER under this POLICY for all CLAIMS first made during each POLICY YEAR, and that this Endorsement extends coverage with a sublimit which further limits the INSURER'S liability and does not increase the INSURER'S maximum liability beyond the LIMIT OF LIABILITY stated in Item III the Declarations. It is further understood that such sublimit is separate from and payment of LOSS pursuant to this Endorsement does not reduce the sublimit or limit contained in any other Outside Positions Endorsement to this POLICY.

(D) Solely for purposes of this extension of coverage, the definition of "WRONGFUL ACT" is hereby modified to replace the word "COMPANY" with the word "Entity" wherever the word "COMPANY" appears.

(E) Solely for purposes of applying subparts (i) and (j) of Clause 3 (Exclusions) of the POLICY to this extension of coverage, the definition of "COMPANY" is hereby modified to include such Entity.



                                                /s/CHARLES D. SMITH
                                                Signature of Authorized
                                                Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 3          Effective Date of Endorsement  March 15, 1987

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company
         The Procter & Gamble Fund


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         Divisional Managers Endorsement
                         -------------------------------


Subpart (d) of Clause 2 (Definitions) of the POLICY is hereby deleted in its entirety and replaced with the following:

         (d)      "INSUREDS" shall mean:

                  (1) all persons who were, now are, or shall be duly elected or appointed directors, officers or divisional managers of the Company; or

                  (2) the estates, heirs, legal representatives or assigns of deceased INSUREDS who were directors, officers or divisional managers of the COMPANY at the time of the WRONGFUL ACT upon which such CLAIMS are based were committed, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.



                                           By  /s/CHARLES D. SMITH
                                               Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 4          Effective Date of Endorsement  March 15, 1987

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund


It is hereby understood and agreed exclusion 3(h) is amended to read as follows:-

         (h) for bodily injury, sickness, disease, or death of any person, or for damage to or destruction of any tangible property, including the loss of use thereof; however, this exclusion shall not apply to any derivative action brought against any INSURED.

All other terms and conditions remain unchanged.



                                               By  /s/CHARLES D. SMITH
                                                   Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 5          Effective Date of Endorsement  March 15, 1991

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund


IN CONSIDERATION OF THE PREMIUM CHARGED, IT IS HEREBY UNDERSTOOD AND AGREED THAT
ITEM 1 ON THE DECLARATIONS IS AMENDED TO INCLUDE:-


           "OFFICERS OF OPERATING UNITS OF PROCTER AND GAMBLE COMPANY"


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                             By  /s/CHARLES D. SMITH
                                                 Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 6          Effective Date of Endorsement  March 15, 1992

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund/
         Officers of Operating Units of Procter & Gamble Company



IN CONSIDERATION OF THE ADDITIONAL PREMIUM OF $95,000 IT IS HEREBY UNDERSTOOD AND AGREED THAT THE "POLICY PERIOD" OF THIS POLICY IS EXTENDED TO JUNE 30, 1994.



ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                              By  /s/CHARLES D. SMITH
                                                  Authorized Representative



                                      CODA
                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 7          Effective Date of Endorsement  June 30, 1993

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.

                           THREE-YEAR POLICY REVISION
                             GRANDFATHER ENDORSEMENT

Clause 8(e) of the POLICY is deleted in its entirety and Clause 7 of the POLICY is amended to read in its entirety as follows:

         Except in the event this POLICY is canceled in whole or in part in accordance with Clause 8 (Cancellation) below, on each anniversary of this POLICY, upon submission of the extension application and payment of the charged premium, this POLICY shall automatically be continued to a date one year beyond its previously stated expiration date, unless written notice is given by the INSURER to the COMPANY, or by the COMPANY to the INSURER, that such POLICY extension is not desired. Such written notice may be given at any time prior to the anniversary of the POLICY, except that such notice by the INSURER to the COMPANY may be given only during the period commencing ninety (90) days and ending ten
         (10) days prior to such anniversary, in which case the POLICY shall automatically expire two years from such anniversary date. Such written notice shall be given by the INSURER to the COMPANY only if it is determined to be appropriate by an affirmative vote of a majority of the INSURER's entire Board at a meeting of said Board prior to mailing of such notice.

         The premium charged on each anniversary of this POLICY shall be determined by the rating plan and by-laws of the INSURER in force at such anniversary date.

As of the second anniversary of the Effective Date of this Endorsement, (i) the foregoing deletion of Clause 8(e) and amendment of Clause 7 shall terminate,
(ii) Clause 8(e) shall read in its entirety as set forth in the POLICY form to which this Endorsement is attached, and (iii) Clause 7 shall read in its entirety as follows:

         Except in the event this POLICY is canceled in whole or in part in accordance with Clause 8 (Cancellation) below, on each anniversary of this POLICY, upon submission of the extension application and payment of the charged premium, this POLICY shall automatically be continued to a date one year beyond its previously stated expiration date, unless written notice is given by the INSURER to the COMPANY, or by the COMPANY to the INSURER, that such POLICY extension is not desired. Such written notice may be given at any time prior to the anniversary of the POLICY, except that such notice by the INSURER to the COMPANY may be given only during the period commencing ninety (90) days and ending ten
         (10) days prior to such anniversary, in which case the POLICY shall automatically expire two years from such anniversary date.

         Such written notice shall be given by the INSURER to the COMPANY only if it is determined to be appropriate by an affirmative vote of 2/3 of the INSURER'S entire Executive Committee at a meeting of said Committee prior to mailing of such notice. Any non-extension by the INSURER shall be revoked as of the next meeting of the INSURER'S Board of Directors if the Board at such meeting so determines by an affirmative vote of a majority of the entire Board. If any such non-extension is so revoked or if during the remainder of the POLICY PERIOD the INSURER agrees to extend coverage, this POLICY shall be continued or such agreed coverage may be extended, respectively, to the expiration date which would otherwise be applicable if such notice of Non-extension had not been given, provided the COMPANY submits the extension application and pays the charged premium.

         If the COMPANY or the INSURER gives written notice that the POLICY extension is not desired, the COMPANY shall pay on or before each of the two remaining anniversary dates the charged premium for the next succeeding POLICY YEAR respectively less a premium credit equal to the premium paid for the two respective POLICY YEARS remaining in the POLICY PERIOD as of the effective date of this Endorsement. If any such premium credit exceeds the charged premium, the INSURER shall refund to the COMPANY the difference within ten days following such anniversary date.

The premium charged on each anniversary of this POLICY shall be determined by the rating plan and by-laws of the INSURER in force at such anniversary date.



                                       /s/CHARLES D. SMITH
                                       Siganture of Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 8          Effective Date of Endorsement  March 15, 1990

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


In consideration of the premium charged it is hereby understood and agreed that on the outside positions Endorsements Section A(1) is amended to read after the word "foundation" as follows:-


Employee Stock Ownership Trust of the Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan.



All other terms and conditions remain unchanged.



                                               By  /s/CHARLES D. SMITH
                                                   Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 9 Effective Date of Endorsement  June 30, 1994

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         AUTOMATIC EXTENSION ENDORSEMENT
                         -------------------------------
                          (Extension Premium: $350,000)


         In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 30, 1997, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

         It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

               Policy Year
            Following Effective
         Date of this Endorsement                               Premium
         ------------------------                               -------

                  Year 94-95                                    340,000
                  Year 95-96                                    345,000
                  Year 96-97                                    350,000
                                                            -----------
                                                            $ 1,035,000

                  Less Prepaid Premium on hand              $   685,000
                                                            -----------
                  Additional Premium                        $   350,000
                                                            -----------
                                                            -----------


                                           By /s/PATRICK D. TANNOCK
                                              Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 10 Effective Date of Endorsement  June 30, 1995

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         AUTOMATIC EXTENSION ENDORSEMENT
                         -------------------------------
                          (Extension Premium: $355,000)


In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 30, 1998, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

               Policy Year
            Following Effective
         Date of this Endorsement                    Premium
         ------------------------                    -------

                  Year 95-96                         $  355,000
                  Year 96-97                         $  345,000 Deposit Premium
                  Year 97-98                         $  350,000 Deposit Premium
                                                     ----------
                                                     $1,050,000

           Less Prepaid Premium on hand             ($  695,000)
                                                    ------------
           Additional Premium                        $  350,000
                                                     -----------
                                                     -----------


                                           By /s/PATRICK D. TANNOCK
                                              Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 11 Effective Date of Endorsement  June 30, 1995

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


In consideration of the premium charged it is hereby understood and agreed that on the outside positions Endorsement (Endorsement No. 2.) Section A(1) is amended to read after the word "foundation" as follows:-

     Trustees of Procter & Gamble's Global Pension Funds


All other terms and conditions remain unchaged


                                          By_____________________________
                                             Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 12 Effective Date of Endorsement  June 30, 1996

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


It is hereby understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         AUTOMATIC EXTENSION ENDORSEMENT
                         -------------------------------
                          (Extension Premium: $355,000)


In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 30, 1999, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

               Policy Year
            Following Effective
         Date of this Endorsement                    Premium
         ------------------------                    -------

                  Year 96-97                         $  355,000
                  Year 97-98                         $  345,000 Deposit Premium
                  Year 98-99                         $  350,000 Deposit Premium
                                                     ----------
                                                     $1,050,000

           Less Prepaid Premium on hand             ($  695,000)
                                                    ------------
           Additional Premium                        $  350,000
                                                     -----------
                                                     -----------


                                           By_______________________________
                                               Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 13 Effective Date of Endorsement  June 30, 1997

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


It is hereby understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         AUTOMATIC EXTENSION ENDORSEMENT
                         -------------------------------
                          (Extension Premium: $325,000)


In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 30, 2000, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

               Policy Year
            Following Effective
         Date of this Endorsement                    Premium
         ------------------------                    -------

                  Year 97-98                         $  325,000
                  Year 98-99                         $  345,000 Deposit Premium
                  Year 99-00                         $  350,000 Deposit Premium
                                                     ----------
                                                     $1,020,000

           Less Prepaid Premium on hand             ($  695,000)
                                                    ------------
           Additional Premium                        $  325,000
                                                     -----------
                                                     -----------


                                           By  /s/PATRICK D. TANNOCK
                                              Authorized Representative



                 CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No. 14 Effective Date of Endorsement  June 30, 1998

Attached to and forming part of POLICY No.  PG-106C

COMPANY  The Procter & Gamble Company/The Procter & Gamble Fund
         Officers of Operating Units of Procter & Gamble Company


It is hereby understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                         AUTOMATIC EXTENSION ENDORSEMENT
                         -------------------------------
                          (Extension Premium: $325,000)


In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 30, 2000, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

               Policy Year
            Following Effective
         Date of this Endorsement                    Premium
         ------------------------                    -------

                  Year 97-98                         $  325,000
                  Year 98-99                         $  345,000 Deposit Premium
                  Year 99-00                         $  350,000 Deposit Premium
                                                     ----------
                                                     $1,020,000

           Less Prepaid Premium on hand             ($  695,000)
                                                    ------------
           Additional Premium                        $  325,000
                                                     -----------
                                                     -----------


                                           By ___________________________
                                              Authorized Representative